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                                                                   EXHIBIT 10.18

                ------------------------------------------------
                        MORTGAGE OF STOCKS AND SHARES etc

                           AS SCHEDULED TO SECURE OWN

                                   LIABILITIES
                ------------------------------------------------



                                       by



                                   CAMINUS LLC

                                  in favour of

                                FLEET BANK, N.A.




                                 PINSET--CURTIS
                                       GPT





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This Mortgage is made on the                 day of                        1999


To: FLEET BANK, N.A. ("the Bank")

1. CAMINUS LLC, a Delaware Corporation having a principal place of business at 747 Third Avenue New York, New York 10017 ("the Company") has deposited or will deposit with the Bank the securities mentioned in the Schedule hereto and as beneficial owner(s) hereby charges them to the Bank together with any substituted securities as a continuing security for the payment on demand (made at any time after the same shall have become due or otherwise payable on demand) of the Secured Liabilities (as hereinafter defined).

     This mortgage shall affect and the securities subject hereto shall include in addition to the securities mentioned in the Schedule hereto any securities substituted thereof and all dividends or interest paid or payable after the date hereof on any such securities and all stocks shares (and the dividends or interest thereon) rights moneys or property accruing or offered at any time by way of redemption bonus preference option consolidation sub-division or otherwise to or in respect of any securities subject hereto.

2. If the Company makes default in paying to the Bank on demand any money or liability hereby secured the Bank may without further notice sell or dispose of any securities subject to this mortgage or any part thereof or any substituted securities in such manner and for such consideration (whether payable or deliverable immediately or by instalments) as the Bank may think fit and the Bank may apply the proceeds of sale in or towards discharge of the costs incurred therein and of the Secured Liabilities and the residue, if any, shall be paid to the Company or to its order.

3. Any dividends interest or other payments which are now or at any time hereafter may be received or receivable by the Bank in respect of any securities for the time being subject hereto may be applied by the Bank as though they were proceeds of sale hereunder notwithstanding that the power of sale may not have arisen.

4. The Company undertakes from time to time to execute and sign all transfers withdrawals powers of attorney and other documents which the Bank may require for perfecting its title to






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     any securities for the time being subject hereto or for vesting and enabling the Bank to vest the same in its name or in the name of its nominees or in any Purchaser and not to do or suffer anything whereby any entitlement of the Bank under any of the provisions hereof may be impeded or its exercise delayed.

5. The Company hereby irrevocably appoints the Bank and any person nominated by the Bank for the purpose of its attorney in its name and on its behalf at any time after the Bank shall have demanded payment of any money or liability hereby secured to demand sue for receive and give an effectual discharge for or in connection with any securities for the time being subject hereto and to sign seal and deliver and otherwise perfect any transfer withdrawal deed assurance notice request or act which may be required or may be deemed proper on or in connection with any sale disposition, withdrawal, realisation or getting in by the Bank of any securities for the time being subject hereto under any power applicable thereto and the Company irrevocably acknowledges and agrees that the said power of attorney is given to the Bank to secure the Company's obligations hereunder.

6. The Company declares that the Bank shall not be under any obligation to take any steps in connection with or incidental to any claim or right which the Company may for the time being have in relation to any securities for the time being subject hereto and that the Bank shall be under no liability by reason of its having abstained from taking any such steps.

7. The Company will during the continuance of this mortgage pay all calls and other payments due in respect of any securities for the time being subject hereto and in the event of default the Bank may if the Bank think fit make such payments on its behalf. Any sums so paid by the Bank shall be repayable by the Company on demand together with interest at the rate of four per cent above the Bank's Base Rate for the time being in force or at the rate payable by the Company (whichever is the higher) compounded with rests on such days in each year as the Bank shall from time to time fix from the date of payment by the Bank and pending such repayment shall be a charge on the securities for the time being subject hereto.

8. The Company will not cause or permit Caminus Limited to (i) increase its authorised share capital or (ii) issue any additional shares or capital stock subject hereto without the Bank's prior consent in writing and that any such consent or consents shall not be deemed to be a waiver of this mortgage or of any provision hereof.






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9.   The restriction on the right of consolidating mortgage securities contained in Section 93 of the Law of Property Act 1925 shall not apply to this mortgage.

10. The Company hereby acknowledges that so long as this mortgage is subsisting we are not at liberty to make any transfer withdrawal nomination or other disposition of any securities for the time being subject hereto without the Bank's prior consent in writing and that any such consent or consents shall not be deemed to be a waiver of this mortgage or of any of the provisions hereof as regards the balance of any securities for the time being subject hereto following such transfer, withdrawal, nomination or other disposition.

11. The Bank or its nominees may exercise at its or their discretion (in the Company's name or otherwise at any time whether before or after any demand for payment hereunder and without any further consent or authority on the Company's part) in respect of any securities subject hereto any voting rights and all powers given to trustees by section 10(3) and (4) of the Trustee Act 1925 (as amended by the Trustee Investments Act 1961) in respect of securities or property subject to a trust and any powers or rights which may be exercised by the person or persons in whose name(s) the securities are registered under the terms thereof or otherwise.

12. Without prejudice to the rights and obligations hereby created, any securities, dividends interest or other money hereby charged which may be received by the Company after the power of sale hereunder has arisen shall be held in trust for the Bank and transferred or paid to it on demand.

13. This mortgage is in addition to any guarantee or other security now or hereafter held by the Bank.

14. Any notice or demand by the Bank hereunder shall be deemed to have been sufficiently given if sent by prepaid first class letter post to the address stated herein or to the Company's registered office and shall be deemed to have been served upon the addressee at 10.00 a.m. the next succeeding day (or if the next succeeding day be a Sunday or any other day upon which no delivery of letters is made at 10.00 a.m. on the next succeeding day on which a delivery of post is made) and in any other case shall be deemed to have been served on the addressee upon expiry of forty-eight hours from the time of posting of the same and the aforesaid shall in the service of legal proceedings be deemed to constitute good service.






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15.  Each of the provisions of this mortgage shall be severable and distinct from one another and if at any time any more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

16.  In this mortgage:

     (a) where the context admits the expression "the Bank" shall include its successors in title and/or assigns.

     (b)  unless the context requires otherwise:

          (i)   the singular shall include the plural and vice versa and

          (ii) the expression "this mortgage" shall mean and extend to every separate and independent stipulation contained herein and

          (iii) the expression "Secured Liabilities" shall mean all or any monies and liabilities which will for the time being (and whether on or at any time after demand) be due, owing or incurred in whatsoever manner to the Bank by the Company, whether actually or contingently, solely or jointly and whether as principal or surety and whether or not the Bank shall have been an original party to the relevant transaction, and including interest discount, commission and other lawful charges or expenses which the Bank may in the course of its business charge or incur in respect of any of those matters or for keeping the account of the Company, and so that interest shall be computed and compounded according to the usual rates and practice as well after as before any demand made or judgment obtained under this mortgage and

          (iv) any liberty or power which may be exercised or any determination which may be made hereunder by the Bank may be exercised or made in the absolute and unfettered discretion of the Bank which shall not be under any obligation to give reasons therefor and
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          (v)   references to any statutory provision shall be deemed to mean and to include a reference to any modification or re-enactment thereof for the time being in force and any analogous provision or rule under any applicable law.




17. This Mortgage will be governed and construed according to English Law and the parties hereto submit to the non exclusive jurisdiction of the English Courts.



IN WITNESS whereof this mortgage consisting of this and the two preceding pages are executed in the manner underwritten






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                                  THE SCHEDULE


Company Name          Class of Shares         Nominal Value         Numbers of shares mortgaged
------------          ---------------         -------------         ---------------------------
Caminus Limited       Ordinary                Pound Sterling 1      617


SUBSCRIBED for and on behalf of                 )
CAMINUS LLC                                     )
(pursuant to a resolution of its Board          )
of Directors) by                                )

Name:    /s/ Mark A. Herman

Title:   Chief Financial Officer

Dated:   June 23, 1999




Accepted by FLEET BANK, N.A. by:



Name:   /s/ Kathleen McEntee

Title:  Vice President

Dated:  June 23, 1999